UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

EMCORE CORPORATION
(Name of Registrant as Specified in its Charter)

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☑	No fee required.
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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 06, 2013

Meeting Information
EMCORE CORPORATION	Meeting Type: Annual Meeting
For holders as of: January 10, 2013
	Date: March 06, 2013	Time: 10:00 AM MST

Location:	Hyatt Regency Tamaya
1300 Tuyuna Trail
Santa Ana Pueblo, NM 87004

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To doso, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1.  Election of Directors
Nominees

01 Hong Q. Hou, Ph.D.	02 Charles T. Scott	03 Sherman McCorkle

The Board of Directors recommends you vote FOR the following proposal(s):

2	To ratify the selection of KPMG LLP as EMCORE's independent registered public accounting firm for the fiscal year ending September 30, 2013.

3	To approve the amendment and restatement of the EMCORE Corporation 2007 Directors' Stock Award Plan.

4	To approve, on an advisory basis, executive compensation of EMCORE's Named Executive Officers.

NOTE:	In the discretion of the proxies for such other business as may properly come before the meeting or any adjournment thereof.